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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM  8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 18, 1998



                          NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


              1-983                                25-0687210
      (Commission File Number)          (IRS Employer Identification No.)


         4100 Edison Lakes Parkway, Mishawaka, IN            46545-3440
         (Address of principal executive offices)            (Zip Code)


    Registrant's telephone number, including area code:        219-273-7000
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ITEM 5. OTHER EVENTS


National Steel Corporation issued a press release on June 18, 1998 announcing that it will build a new automotive coating line at its Great Lakes Division in Ecorse, Michigan. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1  Press release dated June 18, 1998.





                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date: June 19, 1998              By:  /s/ John A. Maczuzak
                                      ---------------------------------------
                                      John A. Maczuzak
                                      President and Chief Operating Officer